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                                                                     Exhibit 4.1


                             TEMPORARY CERTIFICATE:
                      EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                    CERTIFICATE WHEN AVAILABLE FOR DELIVERY

                               Agere Systems Inc.

(NUMBER)                                                                (SHARES)


    CLASS A COMMON STOCK                   THIS CERTIFICATE IS TRANSFERABLE
INCORPORATED UNDER THE LAWS OF                      IN NEW YORK, NY
    THE STATE OF DELAWARE                          CUSIP  008454100
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS



            THIS CERTIFIES THAT

             IS THE OWNER OF

        FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, $.01 PAR VALUE, OF

                               Agere Systems Inc.

transferable on the records of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

   WITNESS the seal of said corporation and the signatures of its duly authorized officers.

DATED:

                 Countersigned and Registered:

                 THE BANK OF NEW YORK


(Agere Systems Inc.)        TRANSFER AGENT
(    Corporate     )        AND REGISTRAR
(      SEAL        ) or
(      2000        )         (SIGNATURE)      (SIGNATURE)    (SIGNATURE)
(    DELAWARE      )
                        AUTHORIZED SIGNATURE   TREASURER   CHAIRMAN OF THE BOARD

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                              AGERE SYSTEMS INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


                                                             Custodian
TEN COM -- as tenants in common      UNIF GIFT MIN ACT ------------------------
                                                        (Cust)         (Minor)
                                                   under Uniform Gifts to Minors
TEN ENT -- as tenants by the entireties
                                                   Act
JT TEN -- as joint tenants with right                -------------------------
          of survivorship and not as                          (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, -------------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFICATION NUMBER OF ASSIGNEE
  [                            ]
  [                            ]

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                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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----------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      -----------------------


                                    By
                                    --------------------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                     STOCKBROKERS, SAVINGS AND LOANS
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM) PURSUANT TO
                                     S.E.C. RULE 17 Ad-15.


     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Agere Systems Inc. and The Bank of New York (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Agere Systems Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Agere Systems Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.